UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2006

SUN CAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-126504
(Commission File Number)

81-0659377
(IRS Employer Identification No.)

4271 Pandora Street, Burnaby, British Columbia V5C 2B4
(Address of principal executive offices and Zip Code)

(604) 876-7165
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 7, 2006, William Stewart resigned Director and President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary.

On November 7, 2006, we appointed George Drazenovic as a Director and President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary. Mr. Drazenovic is a certified general accountant and certified financial analyst. He also holds a Master of Business Administration from the University of Notre Dame.

Currently, Mr. Drazenovic is the CFO and a director of Oramed Pharmaceuticals Inc. From August 2001 to January 2005, Mr. Drazenovic was the Financial Manager, Engineering Services for BC Hydro. From January 1995 to May 2000, Mr. Drazenovic was the Manager - Accounting for Queensboro Investments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN CAL ENERGY, INC.

By:	/s/ George Drazenovic
George Drazenovic
President, Chief Executive Officer,
Chief Financial Officer, Treasurer, Secretary and Director

Date: November 7, 2006

CW907064.1